UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 28, 2019

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2019, the Board of Directors (the “Board”) of DiamondRock Hospitality Company (the “Company”) appointed Ms. Kathleen Wayton to the Board, effective February 1, 2019.  Ms. Wayton was also appointed as a member of each of the Audit, Compensation and Nominating & Corporate Governance Committees effective February 1, 2019.

Ms. Wayton currently serves as Senior Vice President and Chief Information Officer of Southwest Airlines. She is responsible for leading all of the airline’s technology efforts to support strategic capabilities. Her prior roles at Southwest Airlines include Vice President of Business Transformation, Corporate Delivery and Technology as well as Vice President of Strategic Planning and Implementation. In that latter role, she led development of Southwest Airlines’ 2010-2015 Strategic Plan, which outlined major expansion & transformation initiatives. Prior to joining Southwest Airlines in 2004, Ms. Wayton held roles at American Airlines and Capital One Auto Finance.

Effective on February 1, 2019, Ms. Wayton will become eligible to receive the standard compensation provided by the Company to its other non-employee directors. Additionally, in connection with Ms. Wayton’s appointment to the Board, the Company and Ms. Wayton will enter into an indemnification agreement in substantially the same form as the Company has entered into with each of the members of the existing Board. Ms. Wayton is not a party to any arrangement or understanding with any person pursuant to which she was appointed as a member of the Board, nor is she a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

ITEM 7.01.   Regulation FD Disclosure.

On January 29, 2019, the Company announced that Ms. Wayton had been appointed to the Company’s Board of Directors, effective February 1, 2019.  A copy of that press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein.  The press release has also been posted in the investor relations/press releases section of the Company’s website at www.drhc.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: January 29, 2019
	By	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer